Exhibit 10.29

         STOCK AND WARRANT PURCHASE AGREEMENT, dated as of October 4, 1995 (the "Agreement"), among the Gilbert Family Trust (the "Trust"), the G.S. Beckwith Gilbert I.R.A. Contributory Account (the "IRA"), G.S. Beckwith Gilbert ("Mr. Gilbert" and, together with the Trust and the IRA, the "Purchasers" and each a "Purchaser") and DIANON Systems, Inc., a Delaware corporation (the "Company").

         WHEREAS Purchasers wish to purchase from the Company, and the Company wishes to sell to Purchasers, 1,000,000 shares (the "Shares") of the Company's Common Stock, par value $0.01 per share ("Common Stock"), and 800,000 two-year warrants (the "Warrants") entitling Purchasers to purchase up to a total of 800,000 shares of Common Stock (the "Warrant Shares");

         WHEREAS Purchaser and the Company are entering into this Agreement to provide for such purchase and sale and to establish various rights and obligations in connection therewith. Certain terms used herein are defined in
Section 6.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:

         1.       Purchase and Sale of Shares.

         1.1 Purchase and Sale. Upon the terms set forth herein and contemporaneously with the execution of this Agreement, the Company is selling to Purchasers, and Purchasers are purchasing from the Company, the Shares and the Warrants for an aggregate purchase price of $5,612,000.

         1.2 Manner of Payment. The total purchase price of $5,612,000 payable at the Closing (as defined below) to the Company shall be paid as follows: (a) $5,316,000 in cash by bank checks of Purchasers payable to the Company; and (b) $296,000 in a two-year, 7% promissory note from Mr. Gilbert (the "Note").

         1.3 Time and Place of Closing. The sale and purchase of the Shares and the Warrants (the "Closing") shall take place at the offices of Hughes Hubbard & Reed, One Battery Park Plaza, New York, New York, at 10:00 a.m. on the date hereof. The date on which the Closing is to occur is hereinafter called the "Closing Date."

         1.4 Transactions to be Effected at Closing. At the Closing:

                  (a) the Company  and  Purchasers  shall  execute and deliver a
         registration   rights   agreement   in  the  form  of  Exhibit  A  (the
         "Registration Rights Agreement");

                  (b) the Company shall deliver to Purchasers a warrant certificate (in the form of Exhibit B), in definitive form and registered in the name of Mr. Gilbert, representing the Warrants being purchased by it pursuant hereto;

                  (c) the Company shall deliver to Purchasers stock certificates in definitive form, registered in the name of the applicable Purchaser, representing the Shares being purchased by it pursuant hereto;

                  (d)  Purchasers   shall   concurrently   pay  to  the  Company
         $5,316,000 by bank check or checks of Purchasers payable to the Company;

                  (e) the Company shall deliver to Purchasers a duly executed amendment (the "Rights Amendment"), in the form of Exhibit C, to the Rights Agreement, dated as of April 29, 1994 (the "Rights Agreement"), between the Company and American Stock Transfer and Trust Company;

                  (f) Mr. Gilbert shall deliver to the Company the duly executed
         Note in favor of the  Company in  substantially  the form of Exhibit D;
         and

                  (g) Purchasers shall have received an opinion of counsel to the Company substantially in the form of Exhibit E.

         2.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants as of the date hereof as follows:

         2.1 Organization and Qualification. Each of the Company and its Significant Subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which its has incorporated and has the corporate power to own its respective property and to carry on its respective business as now being conducted. Each of the Company and its Significant Subsidiaries is duly qualified as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it make such qualification necessary and where the failure so to qualify would have a material adverse effect on the business or financial possession of the Company and its Subsidiaries taken as a whole. The Company and its Significant Subsidiaries possess all rights, licenses and permits reasonably required for the maintenance and operation of their respective material properties and the conduct of their respective material businesses as now being maintained and operated and conducted.

         2.2 Due Authorization. The execution and delivery of this Agreement, the Registration Rights Agreement, the Rights Amendment and the issuance and sale of the Shares, the Warrants and the Warrant Shares by the Company and compliance by the Company with all the provisions of this Agreement, the Rights Amendment, the Registration Rights Agreement, the Warrants and the Shares (a) are within the corporate powers and authority of the Company, (b) do not require the approval or consent of any third party, (c) do not require the approval or consent of any stockholders of the Company and (d) have been authorized by all requisite corporate proceedings on the part of the Company. This Agreement, the Rights Amendment, the Warrants and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable in accordance with their respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights and (ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Company has furnished to Purchasers true and correct copies of the Company's Restated Certificate of Incorporation, as amended, and By-laws as in effect on the date of this Agreement. The Company has taken all necessary action to amend the Rights Agreement (as defined in Section 2.9) in order to provide that Purchasers, upon purchase of the Shares pursuant hereto and upon purchase of the Warrant Shares pursuant to exercise of the Warrants, will not constitute an "Acquiring Person" for purposes of the Rights Agreement hereunder. The acquisition by Purchasers of the Shares, the Warrants and the Warrant Shares
(upon exercise of the Warrants) has been approved and authorized by the Company's Board of Directors, including for purposes of Section 203 of the Delaware General Corporation Law.

         2.3 SEC Reports. The Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act after December 31, 1993 (collectively, the "SEC Reports") and the Company has furnished Purchasers copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and all proxy statements and reports under Section 13 of the Exchange Act filed by the Company after such date, each as filed with the Commission. Each SEC Report was in substantial compliance with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         2.4 Financial Statements. The financial statements (including any related schedules and/or notes) included in the SEC Reports are in conformity with the books and records of the Company, have been prepared in accordance with generally accepted accounting principles consistently followed (except as indicated in the notes thereto) throughout the periods involved and fairly present the consolidated financial condition, results of operations and changes in financial position of the Company and its subsidiaries as of the dates thereof and for the periods ended on such dates (in each case subject, as to interim statements, to changes resulting from year-end adjustments (none of which are material in amount or effect)).

         2.5  Actions  Pending;  Compliance  with Law.  Except as  disclosed  on
Schedule 2.5, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened by any public official or governmental authority against the Company or any of its Subsidiaries or any of their respective properties or assets by or before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality, which questions the validity of this Agreement, the Registration Rights Agreement, the Rights Amendment, or the Warrants or which are reasonably likely to result in a Material Adverse Effect, and neither the Company nor any of its Subsidiaries is in default in any material respect with respect to any judgment, order, writ, injunction, decree or award. Except as disclosed on Schedule 2.5 or as otherwise previously disclosed to Purchasers, the businesses of the Company and its Subsidiaries are in compliance in all material respects with applicable Federal, state, local and foreign governmental laws and regulations, including, without limitation, laws and regulations relating to employment practices (such as practices in respect of discrimination, health and safety), but excluding any such laws and regulations described in Section 2.13.

         2.6 Governmental Consents, etc. The Company is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to or in connection with the valid execution, delivery and performance of this Agreement, the Rights Amendment, the Warrants and the Registration Rights Agreement and the valid offer, issue, sale or delivery of the Shares and the Warrant Shares, or the performance by the Company of its obligations in respect thereof, except (a) with respect to the transactions contemplated by the Registration Rights Agreement, for filings with the Commission and state securities commissions and
(b) with respect to the transactions contemplated hereby, the filing of a Form D with the Commission and with the Department of Banking of the State of Connecticut.

         2.7 Taxes. The Company and its Subsidiaries have filed or caused to be filed all Federal, state and local income tax returns which are required to be filed and have paid or caused to be paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. No Federal income tax returns of the Company and its Subsidiaries have been examined and reported on by the Internal Revenue Service (or closed by applicable statutes). The Company and its Subsidiaries have paid or caused to be paid, or have established reserves that the Company reasonably believes to be adequate in all material respects, for all tax liabilities applicable to the Company and its Subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statues).

         2.8 Conflicting Agreements and Charter Provisions. Neither the execution and delivery of this Agreement, the Rights Amendment, the Warrants and the Registration Rights Agreement nor the issuance of the Shares and the Warrant Shares nor fulfillment of nor compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of, the Restated Certificate of Incorporation, as amended, or By-Laws of the Company or any mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries or any of their respective property is subject. The acquisition by Purchasers of the Shares, the Warrants and the Warrant Shares are not and will not be subject to the requirements of Article Seventh of the Company's Restated Certificate of Incorporation.

         2.9 Capitalization. The authorized capital stock of the Company consists of (a) 20,000,000 shares of Common Stock, of which, as of the date hereof, 5,311,450 shares are issued and outstanding and no shares are held in its treasury, and (b) 5,000,000 shares of preferred stock, par value $0.01 per share, of the Company, no shares of which are issued and outstanding, and all of such outstanding shares have been validly issued and are fully paid and nonassessable. No class of capital stock of the Company is entitled to preemptive rights. As of October 3, 1995, (i) 676,679 shares of Common Stock were issuable upon the exercise of outstanding employee options (the "Employee Options") pursuant to the Company's 1991 Stock Incentive Plan, Outside Director Stock Compensation Plan (the "Directors Plan") and certain other option agreements (collectively, the "Incentive Plans"), (ii) 154,017 shares of Common Stock, available for any future grants of stock options under the Incentive Plans, were contingently issuable to employees under the Incentive Plans and
(iii) 100,000 shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company ("Series A Stock") were reserved pursuant to the Rights Agreement. Except as set forth above and pursuant to the Warrants, the Incentive Plans and the Rights Agreement, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock.

         2.10 Status of Shares. The Shares and the Warrants being issued on the date hereof have been duly authorized by all necessary corporate action on the part of the Company (no consent or approval of stockholders being required by law, the Restated Certificate of Incorporation, as amended, or By-Laws of the Company or otherwise), and such Shares and such Warrants, upon payment therefore as provided herein, will be validly issued, fully paid and nonassessable, and the issuance of such Shares and such Warrants is not and will not be subject to preemptive rights of any other stockholder of the Company. The Warrant Shares have been duly authorized by all necessary corporate action on the part of the Company (no consent or approval of stockholders being required by law, the Restated Certificate of Incorporation, as amended, or By-Laws of the Company or otherwise), and such Warrant Shares have been validly reserved for issuance, and upon issuance upon exercise of the Warrants and upon payment therefor as provided in the Warrants will be validly issued and outstanding, fully paid and nonassessable.

         2.11 ERISA. No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan (as defined below) (other than a Multiemployer Plan (as defined below)). No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (other than a Multiemployer Plan) by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries has maintained a Plan which is subject to Title IV of ERISA or has contributed to a Multiemployer Plan. The execution and delivery of this Agreement and the issue and sale of the Shares and the Warrants will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. As used in this Section 2.12, the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, which, together with the Company, is under common control or treated as a single employer, as described in Section 414(b) or (c) of the Code; and the term "Multiemployer Plan" shall mean any Plan which is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

         2.12 Possession of Franchises, Licenses, etc. The Company and its Subsidiaries possess all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of their respective properties and assets, and neither the Company nor any of its Subsidiaries is in violation of any thereof in any material respect.

         2.13 Environmental Laws.

                  (a) The Company and its Subsidiaries are in compliance in all material respects with all applicable federal, state or local statutes, codes, rules or regulations relating to the environment, natural resources and public or employee health and safety ("Environmental Laws");

              (b) No judicial or administrative proceedings are pending or threatened against the Company and its Subsidiaries alleging the violation of any Environmental Law and no notice from any governmental body or other person has been served upon the Company or any of its Subsidiaries claiming any violation of any Environmental Laws; and

                  (c) All substances, materials or wastes which are regulated by federal, state or local government, including, without limitation, any substance, material or waste which is defined as a "hazardous waste," "hazardous material," "hazardous substance," "toxic waste" or "toxic substance" under any provision of Environmental Law, used or generated by the Company or any of its Subsidiaries have been stored, used, treated and disposed of by them or on their behalf in such manner as not to result in Environmental Costs and Liabilities, which are reasonably likely to exceed $100,000. "Environmental Costs and Liabilities" means any losses, liabilities, obligations, damages, fines, penalties, judgments, actions, claims, costs and expenses (including, without limitation, fees, disbursements and expenses of legal counsel, experts, engineers and consultants and the costs of investigation and feasibility studies, remedial or removal actions and cleanup activities) arising from or under any Environmental Law or order or contract with any federal, state or local governmental authority or other person with respect to the enforcement of any Environmental Law.

         2.14 Election of Director. Mr. Gilbert has been duly elected by the Board of Directors of the Company to serve as a director on that Board effective upon the issuance of, and payment for, the Shares and the Warrants.

         2.15   Subsidiaries.   The  Company  does  not  have  any   Significant
Subsidiaries.

         2.16 No Undisclosed Liabilities. As of June 30, 1995, the Company did not have any material indebtedness or liability of any nature (whether known or unknown and whether accrued, absolute, contingent or otherwise, and whether due or to become due) which is not shown on the Company's June 30, 1995 balance sheet set forth in the SEC Reports (the "Balance Sheet") or the notes thereto or disclosed herein or in any document delivered to Purchasers hereunder upon the execution and delivery hereof. Except as set forth in the Balance Sheet, the Company does not have outstanding any material indebtedness or liability, nor, to the knowledge of the Company, there is no condition or event that could result in any material indebtedness or liability, of any kind, whether accrued, absolute, contingent or otherwise, that may arise or be incurred other than in the ordinary course of business, whether or not such indebtedness or liability would have been required to be disclosed in a balance sheet prepared in accordance with United States generally accepted accounting principles.

         2.17 Default. The Company is not in default, or, to the knowledge of the Company, alleged to be in default, with respect to any judgment, order, writ, injunction or decree of any court or any federal, state, municipal or other governmental authority, department, commission, board or agency or other entity, where such default would have a material adverse effect on the financial condition, results of operations, business, properties, assets or liabilities of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"). The Company is not in breach or default, or, to the knowledge of the Company, alleged to be in breach or default, under any lease, license, contract, agreement or instrument, where such default would have a Material Adverse Effect and the Company does not know of any condition or event which is reasonably likely to cause or create a default or defaults under any such lease, license, contract, agreement or instrument, where such default would have a Material Adverse Effect. The Company does not know of any other party to any lease, license, contract, agreement or instrument to which the Company is a party and which is material to the Company's business that is in default thereunder and, to the knowledge of the Company, there exists no condition or event which, after notice or lapse of time or both, would constitute a default of any other party to any such material lease, license, contract, agreement or instrument.

         2.18 No Material Adverse Changes. Except as set forth in Schedule 2.18, since June 30, 1995, there has not been, occurred or arisen (i) any material adverse change in the financial condition, results of operations, business, properties, assets or liabilities of the Company and its Subsidiaries taken as a whole, (ii) any damage or destruction in the nature of a casualty loss, whether covered by insurance or not, adversely affecting any property of the Company or its Subsidiaries which damage or destruction would have a Material Adverse Effect, (iii) any actual or, to the knowledge of the Company, threatened strike or other labor dispute which strike or dispute would have a Material Adverse Effect, (iv) any extraordinary loss (as defined in Opinion No. 30 of the Accounting Principles Board of the American Institute of Certified Public Accountants and any amendments or interpretations thereof) suffered by the Company or any Subsidiary, which, individually or in the aggregate, would have a Material Adverse Effect and (v) any waiver by the Company or any Subsidiary of any right or rights which, individually or in the aggregate, would have a Material Adverse Effect.

         2.19 Registration Rights. There are no outstanding effective rights to demand or require registration under a registration statement of any of the Company's securities under the Securities Act.

         2.20 Patents, etc. The Company owns or has valid and enforceable right to use all rights under any patent, trademark, trade name, copyright or other intellectual property (or any application or registration respecting any thereof), material to the conduct of its business as such business is currently being conducted, and, to the knowledge of the Company, neither the Company nor any Subsidiary is infringing or alleged to be infringing the rights of any third party with respect to any of the foregoing, which infringement would have a Material Adverse Effect.

         2.21 Disclosures. The Company has not knowingly furnished Purchasers with any materially false or misleading information concerning the Company, its business or financial condition or knowingly omitted to inform Purchasers of any facts necessary to make the information that was furnished to Purchasers not misleading in a material manner.

         3. Representations and Warranties of Purchaser. Purchasers jointly and severally represent and warrant as of the date hereof as follows:

         3.1 Due Authorization. Each Purchaser has all right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Each Purchaser that is a trustee under a trust agreement, trust indenture or other instrument creating the trust of which such Purchaser is a trustee (i) is acting in his capacity as trustee, (ii) has the power under such trust agreement, trust indenture or other instrument to purchase his respective Shares as trustee and to enter into this Agreement on behalf of the trust and (iii) if acting as trustee under a trust agreement, trust indenture or other instrument other than a will, is the trustee named in such agreement, indenture or other instrument, or has been duly appointed as successor or substitute trustee pursuant to the provisions of such agreement, indenture or other instrument. The execution and delivery of this Agreement by each Purchaser and the consummation by each Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on behalf of such Purchaser. This Agreement has been duly executed and delivered by each Purchaser or, if any Purchaser is a trustee acting in his capacity as trustee, by such Purchaser as trustee of the trust in which the Shares are to be held, and constitutes a valid and binding agreement of such Purchaser, or, if Purchaser is a trustee acting in his capacity as trustee, constitutes the legal, valid and binding obligation of such trust in which any Shares and any Warrant Shares are held, in each case enforceable in accordance with its terms, except that (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Note has been duly executed and delivered by Mr. Gilbert and constitutes a valid and binding agreement of Mr. Gilbert enforceable in accordance with its terms, except that
(i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Mr. Gilbert has full power and authority to execute and deliver this Agreement on behalf of the Trust and the IRA.

         3.2 Conflicting Agreements and Other Matters. Neither the execution and delivery of this Agreement or the Note nor the performance by each Purchaser of their respective obligations hereunder or under the Note will conflict with, result in breach of the terms, conditions or provisions of, constitute a default under, result in the creation of any mortgage, security interest, encumbrance, lien or charge of any kind upon any of the properties or assets of each Purchaser, or, if any Purchaser is a trustee or trustees acting in his, her, its or their capacity or capacities as trustee or trustees, the trust agreement, trust indenture or other instrument creating the trust or trusts of which such Purchaser is trustee or trustees, or require any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body, pursuant to any agreement, instrument, order, judgment, decree, statute, law, rule or regulation by which each Purchaser is bound, except for filings after the Closing of a Schedule 13D pursuant to Section 13(d) of the Exchange Act.

         3.3 Acquisition for Investment; Source of Funds. Each Purchaser is acquiring its Shares and Warrants, if any, for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and each Purchaser has no present intention or plan to effect any distribution of the Shares or the Warrant Shares; provided, that the disposition of each Purchaser's property shall at all times be and remain within its control and subject to the provisions of this Agreement, the Warrants, the Note and the Registration Rights Agreement. Each Purchaser represents that it is
(a) an "accredited investor" as that term is defined in Regulation D of the Securities Act and (b) a resident of the State of Connecticut.

         3.4 Ownership of Securities. At the date hereof neither any Purchaser nor any of their respective Affiliates or Associates (collectively, the "Gilbert Entities") Beneficially Owns directly or, to the knowledge of all Purchasers, indirectly (or have any option or other right to acquire), any securities of the Company other than the Shares and the Warrants, if any, being purchased by each Purchaser hereunder and none of the Gilbert Entities has any arrangement or understanding with any Person with respect to acquiring, holding, voting or disposing of the Shares or any other Voting Securities.

         3.5 Voting of Shares and Warrant Shares. Mr. Gilbert has the right, individually and without the consent of any other trustee, to vote and dispose of any Shares or Warrant Shares that will be at any time held by the IRA. Mr. Gilbert and his wife together have the right, without the need for the consent of any other trustee, to vote and dispose of any Shares or Warrant Shares that will be at any time held by the Trust.

         3.6 Brokers or Finders. Except for certain fees previously disclosed by Purchasers to the Company which the Company has agreed to pay, no agent, broker, investment banker or other firm or Person, including any of the foregoing that is an Affiliate of any Purchaser, is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Purchasers in connection with any of the transactions contemplated by this Agreement.

         3.7 Investment Purpose. Purchasers are acquiring the Shares, the Warrants and the Warrant Shares for purposes of investment and in order to acquire a significant equity interest in the Company and have no current plan or intention of seeking to acquire control of the Company, except that Mr. Gilbert, as a director of the Company, will participate in and influence the formulation of the business plans and strategies of the Company. The Schedule 13D filed by Purchasers pursuant to Rule 13d-1 under the Exchange Act reporting their acquisition of the Shares, the Warrant and the Warrant Shares shall be consistent with the representations set forth in this Section 3.7.

         4. Covenants.

         4.1 Financial Statements and Other Reports. The Company covenants that it will deliver to Mr. Gilbert so long as the Gilbert Entities Beneficially Own Voting Securities representing 5% or more of the Total Voting Power:

                  (a) as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, a consolidated statement of earnings and retained earnings and a consolidated statement of changes in financial position of the Company and its Subsidiaries for the period from the beginning of the then current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period or date in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (c) below of a copy of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Commission shall be deemed to satisfy the requirements of this clause
         (a);

                  (b) as soon as practicable and in any event within 90 days after the end of each fiscal year, a consolidated statement of earnings and retained earnings and a consolidated statement of changes in financial position of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such year, setting forth in each case in comparative form the corresponding figures from the preceding fiscal year, all in reasonable detail and examined and reported on by Arthur Andersen L.L.P. or other independent public accountants of recognized standing selected by the Company; provided, however, that delivery pursuant to clause (c) below of a copy of the Annual Report on Form 10-K of the Company for such fiscal year filed with the Commission shall be deemed to satisfy the requirements of this clause (b);

                  (c) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as it shall send to its stockholders and copies of all such registration statements (without exhibits), other than registration statements relating to employee benefit or dividend reinvestment plans, and all such regular and periodic reports as it shall file with the Commission; and

                  (d) with reasonable promptness, such other financial data of the Company and its Subsidiaries as Mr. Gilbert may reasonably request.

         4.2 Inspection of Property. The Company covenants that, so long as the Gilbert Entities Beneficially Own Voting Securities representing 5% or more of the Total Voting Power, it will permit representatives of Mr. Gilbert to visit and inspect, at Mr. Gilbert's expense, any of the properties of the Company and its Subsidiaries, to examine the corporate books and make copies or extracts therefrom and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the principal officers of the Company, all at such reasonable times and as often as Mr. Gilbert may reasonably request; provided, however, that the foregoing shall be subject to compliance with reasonable safety requirements and shall not require the Company or any of its Subsidiaries to permit any inspection which in the reasonable judgment of the Company would result in the disclosure of any trade secrets or violate any statute or regulation with respect to confidentiality or security. Each Purchaser agrees not to disclose to any Person any information or data obtained by it pursuant to this Section 4.2 or Section 4.1(a) until such information or data otherwise becomes publicly available or except pursuant to a valid subpoena, judicial process or its equivalent; provided, that each such Purchaser shall have used its best efforts to give the Company advance notice of such subpoena or judicial process so that the Company may seek an appropriate protective order.

         4.3 Exchange of Stock and Warrant Certificates. The Company covenants that it shall, at its expense, promptly upon surrender of any certificates representing shares of Common Stock or the Warrants at the office of the Company referred to in, or designated pursuant to, Section 7.5, execute and deliver to each Purchaser a new certificate or certificates in denominations specified by such Purchaser for an aggregate number of shares of Common Stock or number of Warrants, as the case may be, equal to the number of shares of such stock or number of Warrants, as the case may be, represented by the certificates surrendered.

         4.4 Lost, Stolen, Destroyed or Mutilated Stock and Warrant Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for shares of Common Stock or the Warrants and, in the case of loss, theft or destruction, upon delivery of an indemnity satisfactory to the Company or, in the case of mutilation, upon surrender and cancellation thereof, the Company shall issue a new certificate of like tenor of a number of shares of Common Stock or number of Warrants, as the case may be, equal to the number of shares of such stock or number of Warrants, as the case may be, represented by the certificate lost, stolen, destroyed or mutilated.

            4.5 Board Representation. The Company shall cause Mr. Gilbert to be included in the slate of nominees recommended by its Board of Directors to the Company's stockholders for election as a director at each annual meeting of the stockholders of the Company and shall seek to cause the election of Mr. Gilbert, including soliciting proxies in favor of the election of Mr. Gilbert; provided, that, Mr. Gilbert shall not be entitled to be included in the slate of nominees subsequently recommended by the Board of Directors of the Company to the Company's stockholders for election as directors to the Board of Directors of the Company if the Gilbert Entities Beneficially Own Voting Securities representing less than 5% of the Total Voting Power (determined as of the record date for each annual meeting of stockholders of the Company). For so long as Mr. Gilbert has rights under this Section 4.5, the Company's Board of Directors shall elect and nominate for election to such Board, as soon as possible and in any event prior to the next annual meeting of the Company's stockholders, one person (in addition to the Incumbent Directors as of the date hereof and Mr. Gilbert and their successors) reasonably acceptable to all directors.

            4.6 Limitation on Transactions with Affiliates. The Company covenants that, so long as Voting Securities representing 5% or more of the Total Voting Power are Beneficially Owned by the Gilbert Entities, unless Mr. Gilbert otherwise consents in writing, the Company will not, and will not permit any of its Subsidiaries to, conduct any material business or enter into any material transaction with any Affiliate of the Company (other than Mr. Gilbert or any of its Affiliates or any Subsidiary of the Company all the capital stock of which except for directors qualifying and similar shares are owned by the Company) unless the terms thereof are no less favorable to the Company or such Subsidiary than it could obtain in a comparable arm's-length transaction with a Person not an affiliate of the Company.

            4.7 Availability of Shares. The Company covenants that, so long as the Company has any obligations under the Warrants to issue shares of Common Stock, the Company, in order to satisfy its obligations under the Warrants, will keep available for issuance a number of shares of authorized but unissued Common Stock which may be purchased thereunder.

            4.8 Stockholder Meeting. At the first annual meeting of stockholders after the date hereof, the Company shall submit a proposal to the Company's stockholders (together with a recommendation to the Company's stockholders by the Company and its Board to approve such proposal) to enable the Purchasers' Voting Limit (as defined in Section 5.1(ii)) to be increased to 20% of the Total Voting Power (which increase reflects the agreement of the parties without giving effect to any requirements of the National Association of Securities Dealers) and the Company and Board of Directors shall use their best efforts to obtain such approval. If the Company's stockholders approve such proposal by a majority of the total votes cast on the proposal, the Company shall then enter into an appropriate amendment of this Agreement with Purchasers to increase the Purchasers' Voting Limit to 20% of the Total Voting Power. If the Company's stockholders do not approve such proposal, Mr. Gilbert shall have the right within 30 days (or, if such transaction would result in liability under Section 16(b) of the Exchange Act, such longer period, up to six months from the date of purchase of the Warrants, as may be necessary to avoid such liability) after such stockholders' meeting to rescind some or all of the Warrants then outstanding and upon such rescission the Company shall pay Mr. Gilbert an amount equal to $1.52 per Warrant in cash and cancel a pro rata portion of the then outstanding principal amount of the Note.

            5.    Standstill Provisions.

            5.1 Acquisition of Voting Securities. Until the earliest of (a) the seventh anniversary of the date hereof, (b) such date as the Gilbert Entities cease to Beneficially Own Voting Securities representing 5% or more of the Total Voting Power, and (c) the occurrence of a Change in Control or a Rights Plan Event (the earliest of such dates being referred to as the "Standstill Termination Date") and subject to the further provisions hereof, each Purchaser covenants and agrees that:

                  (i) The Gilbert Entities will not, directly or indirectly, without the prior written consent of the Company, Beneficially Own any Voting Securities except for (A) the Shares, (B) shares of Common Stock issuable upon exercise of the Warrants, (C) shares of Common Stock issuable upon exercise of options granted to Mr. Gilbert under the Directors Plan or any other shares of Common Stock or rights to acquire Common Stock made available to non-employee directors of the Company pursuant to Company plans and (D) additional Voting Securities of the Company so long as the Voting Power of all such additional Voting Securities Beneficially Owned by the Gilbert Entities, together with the Voting Power of the shares referred to in clauses (A), (B) and (C) then Beneficially Owned by the Gilbert Entities (calculated without giving effect to paragraph (ii) of this Section 5.1), does not equal or exceed 25% of the Total Voting Power;

                  (ii)  Subject  to  Section  4.8,  if at any time  the  Gilbert
         Entities Beneficially Own Voting Securities representing more than 1,056,978 votes ("Purchasers' Voting Limit"), then the Gilbert Entities shall take such action as shall be required so that all shares of Voting Securities Beneficially Owned by the Gilbert Entities representing votes in excess of such number are voted in the same proportion as the votes cast by other holders of Voting Securities on all matters to be voted on by the holders of Voting Securities (including, without limitation, matters relating to mergers or other business combinations). Notwithstanding the foregoing, the Gilbert Entities shall be free to vote all of their Voting Securities in such manner as they determine in their sole discretion with respect to any Low Return Transaction (as defined in Section 5.4(b)); and

                  (iii) The Gilbert Entities (A) shall be present, in person or by proxy, at all stockholders' meetings of the Company so that all outstanding Voting Securities Beneficially Owned by the Gilbert Entities shall be counted for the purpose of determining the presence of a quorum at such meetings and (B) subject to Section 5.1(ii), in any election of directors of the Company, shall vote all outstanding Voting Securities Beneficially Owned by the Gilbert Entities for the election of the Company's nominees as directors of the Company; provided, that the Company has complied with its obligations set forth in Section 4.5.

         5.2 Restrictions on Transfer. Prior to the Standstill Termination Date, the Gilbert Entities shall not, directly or indirectly, sell, transfer, pledge, encumber or otherwise dispose of (collectively, "Transfer") any Voting Securities or the Warrants or any incidents of Beneficial Ownership of any Voting Securities or Warrants except for (i) Transfers after the second anniversary of the date hereof of shares of Common Stock pursuant to (x) the exercise of the registration rights set forth in the Registration Rights Agreement or (y) a transaction that complies with the volume, time period and manner of sale provisions contained in Rules 144(e) and (f) under the Securities Act as in effect at the time of such transaction; provided, that, except with respect to underwritten offerings pursuant to the Registration Rights Agreement, the Gilbert Entities shall use their best efforts (which shall include advising any broker of the provisions of this Section 5.2 but shall not require undue investigation on the part of the Gilbert Entities) so that no such Transfers under this clause (i) are made knowingly to any Person (including its Affiliates and any Person or entities which are, to Purchasers' knowledge after inquiry of the Company, part of any 13D Group which includes such transferee or any of its Affiliates) that, after giving effect to such Transfer, would Beneficially Own Voting Securities representing greater than 10% of the Total Voting Power, (ii)

Transfers of shares of Common Stock pursuant to any bona fide tender or exchange offer to acquire shares of Common Stock; provided, that, during the first two years after the date hereof, such offer has been approved and recommended by the Company's Board of Directors or (iii) Transfers to an Affiliate of any Purchaser; provided, that such Affiliate becomes a signatory to, and agrees to be bound by, this Agreement.

         5.3 Other Matters. Each Purchaser covenants and agrees that until the Standstill Termination Date, except solely by virtue of Mr. Gilbert's representation on the Board of Directors of the Company as provided in Section
4.5 hereof:

                  (a) Neither any Purchaser nor any other Gilbert Entity thereof shall deposit any Voting Securities in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of such Voting Securities or other agreement having similar effect (other than a voting trust, arrangement or agreement solely among the Purchasers and their Affiliates).

                  (b) Neither any Purchaser nor any other Gilbert Entity shall solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to the recommendation of the majority of the directors of the Company with respect to any matter other than any charter or by-law amendment to be voted upon by the Company's stockholders that would adversely affect the rights of any such Purchaser, Mr. Gilbert or any other Gilbert Entity under this Agreement or adversely affect the rights of any such Purchaser, Mr. Gilbert or any other Gilbert Entity as a holder of Voting Securities in a discriminatory manner.

                  (c) Neither any Purchaser nor any other Gilbert Entity thereof shall form, join or otherwise participate in a 13D Group or otherwise act in concert with any other Person who is not a Gilbert Entity for the purpose of acquiring, holding, voting or disposing of Voting Securities.

                  (d) Other than pursuant to a direct request by the Company, neither any Purchaser nor any other Gilbert Entity thereof shall offer or propose (i) to enter into, directly or indirectly, any merger or other business combination involving the Company, (ii) to purchase, directly or indirectly, a material portion of the assets of the Company or (iii) to acquire any Voting Securities if such acquisition would be inconsistent with Section 5.1 hereof.

                  (e) Neither any Purchaser nor any other Gilbert Entity thereof shall (i) disclose any intention, plan or arrangement inconsistent with the foregoing or (ii) advise, assist (including by knowingly providing or arranging financing for that purpose) or knowingly encourage any other Person in connection with any of the foregoing.

         5.4 Notice of Certain Third Party Transactions. (a) Until the Standstill Termination Date, the Company shall give Purchasers written notice within two business days following receipt by the Company of any of the following: (i) any written or oral notice from any Person or group couched in such terms as to put the Company reasonably on notice of the likelihood that such Person or groups has acquired or is proposing to acquire any shares of Voting Securities which results in, or, if successful, would result in, such persons or group owning or having the right to acquire more than 15% of the Total Voting Power; (ii) any notice under the HSR Act relating to the Company; or (iii) any statement on Schedule 13D or Schedule 14D-1 (or any successor schedule or form to such schedules) under the Exchange Act relating to any Voting Securities of the Company. In its written notice to Purchasers, the Company shall disclose the material terms of such transaction, except that the Company need not disclose the name of the inquirer, purchaser or offeror, as the case may be. The Company may not enter into any definitive agreement relating to any such transaction until ten (10) business days have elapsed after Purchasers' receipt of the Company's notice under this Section 5.4(a). The Company shall have no obligation to update the information contained in any such notice.

         (b) If the Company desires to enter into a merger, consolidation or other business combination transaction in which the Company would not be the surviving corporation or in which the Company's outstanding Voting Securities were to be changed or exchanged for cash, stock or assets of another Person, or 50% or more of the Company's capital stock outstanding immediately after such merger, consolidation or other business combination transaction would not be owned by the stockholders of the Company immediately prior to such merger, consolidation or other business combination transaction or all or substantially all of the Company's assets or earning power would be sold, the Company shall give Purchasers written notice of such proposed transaction (a "Proposed Transaction") and the Company shall not enter into an agreement with respect to such Proposed Transaction and shall negotiate in good faith with Purchasers (but shall not be precluded from pursuing any such Proposed Transaction), in each case for a period of fifteen (15) business days after the date of such notice with a view towards reaching a mutually beneficial transaction with the Purchasers. The Company shall have no obligation to update the information contained in such notice unless the previously noticed terms are made materially less favorable to the Company, in which case the preceding and this sentence shall apply to such revised transaction. During such 15 business day period, the Company and the Purchasers shall keep confidential (subject to the requirements of applicable securities laws) the fact that such negotiations are occurring (including the terms discussed) and shall make no direct or indirect disclosure thereof to any other Person (other than their respective advisers). If, after such 15 business day period, the Company enters into an agreement with respect to such Proposed Transaction and, under the terms of such Proposed Transaction, Purchasers would receive proceeds in an amount that is less than the amount of their cash investment in the Shares, the Warrants and the Warrant Shares plus a return on such investment at the compounded rate of 10% per annum from the date of investment (which amount, in the case of a transaction involving the purchase of or an exchange for less than all of such Shares, Warrants and Warrant Shares, shall be computed solely on the basis of the proportion of such Shares, Warrants and Warrant Shares that would be sold in such Proposed Transaction) (a "Low Return Transaction"), then, notwithstanding the provisions of Section 5.1 or 5.3 hereof, Purchasers shall have the right to make and consummate one or more offers to the Company to acquire the Company in a merger transaction or to the stockholders to acquire all of their shares of Common Stock at a higher price than the price being offered in such Approved Transaction (with non-cash consideration valued at fair market value).

         5.5 Restrictions on Amendments to the Rights Plan and Adoption of New Rights Plan. Until the Standstill Termination Date, the Board of Directors of the Company shall not (a) amend the definition of "Acquiring Person" set forth in the Rights Plan (as amended by the Rights Amendment) so as to deprive the Gilbert Entities of the benefits afforded by the Rights Amendment, (b) adopt any new rights plan pursuant to which holders of rights would be entitled to purchase securities upon the occurrence of certain "triggering events" at less than fair market value thereof which adopts a definition of "Acquiring Person" (or any functionally equivalent designation) which deprives the Gilbert Entities of the benefits afforded by the Rights Amendment or (c) cause any Gilbert Entity to become, for the purposes of any application of the Rights Plan, an "Acquiring Person" (or any functionally equivalent designation) solely by reason of its or his purchase of any Voting Securities in compliance with Section 5 of this Agreement. If an event described in Section 6.10(a) occurs, the Company shall at the same time amend the definition of "Acquiring Person" (or any functionally equivalent designation) to permit the Gilbert Entities to acquire Voting Securities representing such greater Total Voting Power.

         5.6 Maintenance of Purchaser's Interest. From and after the date hereof until the Standstill Termination Date, upon the issuance or sale for cash by the Company of any Voting Securities (other than Voting Securities issued pursuant to options or rights to acquire Voting Securities granted or to be granted to officers, employees, consultants or directors pursuant to any stock plan, stock bonus, stock appreciation rights, stock purchase or other benefit plan relating to such classes or persons, hereafter adopted by those members of the Board of Directors who (i) in the case of officer and employee awards, are not officers or employees of the Company and (ii) in the case of all other awards, are not entitled to participate in any plan then the subject of approval other than automatic non-discretionary plans), the Company shall offer to Purchasers, by written notice to Purchasers given concurrently with such issuance or sale, the opportunity to acquire such number of Voting Securities on the same terms and conditions as such issuance or sale as shall allow the Gilbert Entities, immediately following the issuance or sale of all such Voting Securities, to be the Beneficial Owner, in the aggregate, of Voting Securities representing the same Total Voting Power as that represented by the Voting Securities owned by the Gilbert Entities immediately prior to the issuance or sale referred to in this Section 5.6 (without giving effect to Section 5.1(ii)).

         5.7 Top Up Right. From and after the date hereof until the Standstill Termination Date, the Company covenants that, so long as the Gilbert Entities Beneficially Own Voting Securities representing 15% or more of the Total Voting Power, if the Company proposes to issue Voting Securities or securities convertible or exchangeable into Voting Securities to any Person or group of related Persons (a "Buyer") and, immediately after such issuance, such Buyer would Beneficially Own (a) capital stock representing a greater percentage of the total capital stock outstanding (determined on an as-converted basis) or (b) (after giving effect to Section 5.1(ii) with respect to the Gilbert Entities and any similar restriction with respect to such Buyer) Voting Securities representing a greater percentage of Total Voting Power, than the percentage of total Common Stock outstanding or Total Voting Power, respectively, Beneficially Owned by the Gilbert Entities at such time, then, notwithstanding the provisions of Section 5.1(i), the Company shall offer to Purchasers new Voting Securities (on the same terms and conditions as such issuance to Buyer) and/or amend the restrictions set forth in Section 5.1(ii) so that, after giving effect to such issuances and/or amendment, Buyer and the Gilbert Entities would Beneficially Own (i) the same number of shares of Common Stock and (ii) Voting Securities representing the same percentage of Total Voting Power (giving effect to Section 5.1(ii) as so amended with respect to the Gilbert Entities and any similar restriction with respect to Buyer).

         5.8 Standstill Termination Events. Notwithstanding the provisions of Sections 5.1 and 5.3, if, in response to any tender or exchange offer to acquire Voting Securities made pursuant to a Schedule 14D-1 filed with the Commission (a "Tender Offer"), the Company (i) recommends acceptance of, or responds neutrally to, such Tender Offer (as evidenced by the Company's filing with the Commission of a Schedule 14D-9) or (ii) redeems the Rights issued under the Rights Agreement, the Gilbert Entities may make an offer to purchase for cash and purchase all outstanding shares of Common Stock at a higher price than the consideration being offered in the Tender Offer.

         6. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

         6.1 "Affiliate" and "Associate" shall have the respective meanings set forth for such terms in Rule 12b-2 under the Exchange Act, as in effect on the date of this Agreement.

         6.2 (a) The Gilbert Entities shall be deemed the "Beneficial Owner" of, shall be deemed to "Beneficially Own" and shall be deemed to have "Beneficial Ownership" of:

                  (i) any securities which any Purchaser or any other Gilbert Entity is deemed to "beneficially own" within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, as in effect on the date of this Agreement; and

                  (ii) any securities (the "underlying securities") which any Purchaser or any other Gilbert Entity has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise (it being understood that such Purchaser shall also be deemed to be the Beneficial Owner of the securities convertible into or exchangeable for the underlying securities).

         (b) Any Person other than any Gilbert Entity shall be deemed the "Beneficial Owner" of, shall be deemed to "Beneficially Own" and shall be deemed to have "Beneficial Ownership" of any securities which such Person or any of such Person's Affiliates or Associates is deemed to "beneficially own" within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, as in effect on the date of this Agreement.

         6.3 "Change in Control" shall mean:

                  (a) the acquisition, other than from the Company, by any Person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of Beneficial Ownership of 50% or more of the Total Voting Power, but excluding, for this purpose, any such acquisition by
         (i) the Company or any of its subsidiaries, (ii) any employee benefit plan (or related trust) of the Company or its subsidiaries or (iii) any corporation with respect to which, following such acquisition, more than 50% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by Persons who were the Beneficial Owners of Voting Securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Total Voting Power of the Company; or

                  (b) individuals who, as of October 1, 1995, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, that any individual becoming a director subsequent to October 1, 1995 whose election, or nomination for election, by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

                  (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all the individuals and entities who were the respective Beneficial Owners of the Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, Beneficially Own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger or consolidation; or

                  (d) the sale or other disposition of all or substantially all the assets of the Company in one transaction or series of related transactions.


         6.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         6.5 "Commission" shall mean the Securities and Exchange Commission.

         6.6 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         6.7 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         6.8 "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         6.9 "Person" shall mean any individual, partnership, joint venture, joint stock company, association, corporation, trust, unincorporated organization, government or department or agency of a government, or other entity.

         6.10 A "Rights Plan Event" shall mean (a) any amendment of the Rights Agreement to change the definition of, or the implementation of a successor rights plan which uses a definition of, "Acquiring Person" (or any functionally equivalent designation) to permit another Person to acquire Voting Securities representing a greater percentage of Total Voting Power than the maximum percentage of Total Voting Power that the Gilbert Entities are permitted to Beneficially Own pursuant to Section 5.1(i) hereof as then in effect (or, if modified, as otherwise in effect under this Agreement) or (b) during the pendency of a Tender Offer (as defined in Section 5.8), a court of competent jurisdiction declares the Rights Agreement to be invalid or otherwise inapplicable to the Tender Offer.

         6.11 "Securities Act" shall mean the Securities Act of 1933, as amended.

         6.12 "Significant Subsidiary" shall mean a Subsidiary of the Company constituting a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X promulgated by the Commission.

         6.13 "Subsidiary" shall mean, as to any Person, any corporation at least a majority of the shares of stock of which having general voting power under ordinary circumstances to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) is, at the time as of which the determination is being made, owned by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

         6.14 "13D Group" shall mean any group of Persons deemed to be a "person" within the meaning of Section 13(d)(3) of the Exchange Act which would be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder (as in effect, and based on legal interpretations thereof existing, on the date hereof) to file a statement on Schedule 13D with the Commission if such group Beneficially Owned Voting Securities representing more than 5% of any class of Voting Securities then outstanding.

         6.15 "Total Voting Power" at any time shall mean the total combined voting power in the general election of directors of all the Voting Securities then outstanding. For purposes of determining the percentage of Total Voting Power of Voting Securities Beneficially Owned:

                  (i) by the Gilbert Entities, any securities not outstanding which are subject to conversion rights, exchange rights, rights, warrants, options or similar securities held any Person shall be deemed to be outstanding, but shall not be deemed to be outstanding for the purpose of computing the percentage of Voting Securities beneficially owned by any other Person, except that this paragraph (i) shall not apply to any determination made pursuant to Section 5.1(ii).

                  (ii) by any Person other than the Gilbert Entities, any securities not outstanding which are subject to conversion rights, exchange rights, rights, warrants, options or similar rights which are convertible, exchangeable or exercisable within sixty days shall be deemed to be outstanding, but shall not be deemed to be outstanding for the purpose of computing the percentage of Voting Securities Beneficially Owned by any other Person.

         6.16 "Voting Power" at any time shall mean the aggregate voting power in a general election of directors of Voting Securities.

         6.17 "Voting Securities" shall mean at any time shares of any class of capital stock of the Company which are then entitled to vote generally in the election of directors, including Common Stock.

         7. Miscellaneous

         7.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

         7.2 Specific Enforcement. Each Purchaser, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

         7.3 Entire Agreement. This Agreement (including the documents set forth in the Exhibits hereto) contains the entire understanding of the parties with respect to the transactions contemplated hereby.

         7.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         7.5 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered personally, by telecopy (except for legal process) or sent by registered mail, postage prepaid, if to:


                  The Company:

                  DIANON Systems, Inc.
                  200 Watson Boulevard
                  Stratford, Connecticut  06497
                  Attention:  Chairman, President and
                                Chief Executive Officer
                  Telecopy No.:  (203) 381-4079

                  With a copy to:

                  Hughes Hubbard & Reed
                  One Battery Park Plaza
                  New York, New York  10004
                  Attention:  Ed Kaufmann
                  Telecopy No.: (212) 422-4726

                  Each Purchaser:

                  c/o Field Point Capital Management Company
                  104 Field Point Road
                  Greenwich, Connecticut  06830
                  Attention:  G.S. Beckwith Gilbert
                  Telecopy No.:  (203) 629-8757

                  With a copy to:

                  Weil, Gotshal & Manges
                  767 Fifth Avenue
                  New York, New York
                  Attention:  Dennis J. Block
                  Telecopy No.:  (212) 310-8007

or to such other address or telex number as any party may, from time to time, designate in a written notice given in a like manner. With respect to any notice required hereunder to the Trust, the IRA or any other Gilbert Entity, notice to Mr. Gilbert shall be deemed to be effective notice to such Person.

         7.6 Amendments. This Agreement may be amended as to Purchasers and their respective successors, and the Company may take any action herein prohibited or omit to perform any act required to be performed by it, if the Company shall obtain the written consent of Purchasers and/or such successors. This Agreement may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party.

         7.7 Cooperation. Purchasers and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

         7.8 Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors.

         7.9 Indemnity. (a) The Company agrees to indemnify and save harmless each Purchaser and each Purchaser's officers, directors and employees from and against any and all costs, expenses, damages or other liabilities resulting from any misrepresentation or breach of a representation or warranty or nonfulfillment of any covenant or agreement on the part of the Company under the terms of this Agreement or any legal, administrative or other proceedings arising out of the execution of this Agreement or the consummation of the transactions contemplated hereby other than such costs, expenses, damages or other liabilities resulting from the violation by any Purchaser of any legal investment laws or other laws restricting or governing any Purchaser's investments generally, from the violation or alleged violation by any Purchaser of any duty such Purchaser may owe to any Person with a direct or indirect interest in the Shares or the Warrant Shares.

         (b) Each indemnified party under this Section 7.9 will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from the Company on account of any indemnity agreement contained in this Section 7.9, notify the Company in writing of the commencement thereof. The omission of any indemnified party so to notify the Company of any such action shall not relieve the Company from any liability which it may have to such indemnified party other than pursuant to this Section 7.9 or, unless the Company shall have been prejudiced by the omission of such indemnified party so to notify the Company, pursuant to this
Section 7.9. In case any such action shall be brought against any indemnified party and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the Company to such indemnified party of its election so to assume the defense thereof, the Company will not be liable to such indemnified party under this Section 7.9 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that (i) if the Company shall elect not to assume the defense of such claim or action or (ii) if the indemnified party reasonably determines (A) that there may be a conflict between the positions of the Company and of the indemnified party in defending such claim or action or (B) that there may be legal defenses available to such indemnified party different from or in addition to those available to the Company, then separate counsel for the indemnified party shall be entitled to participate in and conduct the defense, in the case of clauses (i) and (ii)(A), or such different defenses, in the case of clause (ii)(B), and the Company shall be liable for any reasonable legal or other expenses incurred by the indemnified party in connection with the defense.

         7.10 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the issuance and delivery of the Shares and the Warrants, regardless of any investigation made by or on behalf of any party. Notwithstanding the foregoing, the representations and warranties contained in this Agreement and the indemnity obligations related to such representations and warranties set forth in Section
7.9 shall terminate on, and no action or claim with respect thereto may be brought after, the Standstill Termination Date (except for any action or claim which is pending on such date as evidenced by written notice thereof which has been delivered to the appropriate party prior to such date).

         7.11 Transfer of Shares. Purchasers understand and agree that neither any Shares, the Warrants nor any Warrant Shares have been or will be registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws is available. Purchasers acknowledge that, except as provided in the Registration Rights Agreement, Purchasers have no right to require the Company to register the Shares, the Warrants or the Warrant Shares. Purchasers understand and agree that each certificate representing the Shares, the Warrants or the Warrant Shares (other than, with respect to the first legend, the Shares, the Warrants or the Warrant Shares that are no longer subject to the provisions of Section 5 and other than, with respect to the second legend, the Shares, the Warrants or the Warrant Shares which have been transferred in a transaction registered under the Securities Act or exempt from the registration requirements of the Securities Act pursuant to Rule 144 thereunder or any similar rule or regulation) shall bear the following legends:

                  "THE TRANSFER OF THE SECURITIES  REPRESENTED BY
         THIS  CERTIFICATE  IS RESTRICTED BY AN AGREEMENT ON FILE
         AT THE OFFICES OF THE CORPORATION."

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

and Purchaser agrees to transfer the Shares, the Warrants and the Warrant Shares only in accordance with the provisions of such legends.

         7.12 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

         7.13 Expenses. The Company shall, promptly after receiving appropriate evidence thereof, reimburse Purchasers for their costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) in connection with the negotiation of this Agreement and the other documents referred to herein and the consummation of the transaction contemplated hereby and thereby.

         7.14 Publicity. The Company and Purchasers shall agree upon the text of a press release announcing the transactions contemplated hereby.

         7.15 Required Percentages. Various rights of Purchasers contained in this Agreement are conditioned upon the Gilbert Entities Beneficial Owning Voting Securities representing a specified percentage of Total Voting Power (a "Required Percentage"). Notwithstanding such provisions, such rights of Purchasers shall not terminate if the Voting Power represented by Voting Securities Beneficially Owned by the Gilbert Entities is reduced to less than the applicable Required Percentage as a result of the issuance of any Voting Securities by the Company unless, in connection with such issuance, the Gilbert Entities have, and do not exercise, the right to purchase their proportionate share of such Voting Securities pursuant to Section 5.6; provided, that, notwithstanding the immediately preceding provision, such right shall terminate if any Gilbert Entity sells or otherwise transfers Beneficial Ownership of any Voting Securities such that, excluding the effects of all such Voting Securities issuances by the Company, the Voting Securities Beneficially Owned by the Gilbert Entities represent less than the applicable Required Percentage.

         IN WITNESS WHEREOF, Purchaser, Mr. Gilbert and the Company have caused this Agreement to be duly executed, all as of the day and year first above written.


                                    GILBERT FAMILY TRUST

                                    By     /s/G.S. Beckwith Gilbert
                                           -----------------------------
                                    Name:    G. S. Beckwith Gilbert
                                    Title:   Trustee




                                      /s/G.S. Beckwith Gilbert
                                    -------------------------------
                                    G. S. Beckwith Gilbert


                                    G. S. BECKWITH GILBERT I.R.A.
                                        CONTRIBUTORY ACCOUNT

                                    By      /s/G.S. Beckwith Gilbert
                                           -----------------------------
                                    Name:    G. S. Beckwith Gilbert
                                    Title:   Trustee



                                    DIANON SYSTEMS, INC.

                                    By      /s/Richard A. Sandberg
                                           ----------------------------
                                    Name:    Richard A. Sandberg
                                    Title:   President, Chairman and Chief
                                             Executive Officer